Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Reminder: Vote your proxy today

Dear Shareholder,

The trustees of Vanguard's U.S.-based mutual funds request your vote on an important proxy. Please log on to your Vanguard account and visit your secure message center for proxy materials and other important information.

We're requesting your vote because you owned shares of at least one Vanguard fund as of August 16, 2017, which was the record date for the proxy. We encourage you to vote even if you sold any of your shares after that date. No matter how many shares or units you owned, your vote is important.

Please note, separate email notices and ballots were delivered for mutual fund and brokerage accounts, as well as any annuity holdings. While these communications look similar, each represents different accounts. Each separate ballot must be voted for your vote to count for those shares and units.

Thank you in advance for voting.*

F. William McNabb III
Chairman and Chief Executive Officer

*If you voted in the past 48 hours, please disregard this message.

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All investing is subject to risk, including the possible loss of the money you invest.

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Vanguard Proxy Telephone Message Script

Hello. My name is Jamey Delaplane, the Principal of Retail Flagship Services at the Vanguard Group. As a Vanguard shareholder, we recently sent you proxy materials requesting your vote on several important matters. Our shareholder meeting is fast approaching, and as of today we have not received your vote. Every shareholder’s vote is important regardless of the number of shares you own. If you have your proxy materials, you can vote via the internet or touch tone telephone using the instructions on your proxy ballot. If you do not have your materials, you can vote by calling our proxy agent, Computershare, toll free at 1-866-963-5746. That’s 1-866-963-5746. Voting will only take a moment, and will save your fund the added expense of additional mailings and phone calls. That’s why I’m asking you to vote as soon as you can. Thank you for voting and being a Vanguard shareholder.